UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/14/2013

Discovery Communications, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34177

Delaware	35-2333914
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Discovery Place
Silver Spring, Maryland 20910
(Address of principal executive offices, including zip code)

240-662-2000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
At the annual meeting of stockholders of Discovery Communications, Inc. (the "Company") held on May 14, 2013 (the "2013 Annual Meeting"), the Company's stockholders approved the Company's 2013 Incentive Plan (the "2013 Stock Plan"), which had previously been adopted by the Company's Board of Directors subject to stockholder approval.
The following brief description of the 2013 Stock Plan is qualified in its entirety by reference to the complete text of the plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The material terms of the 2013 Stock Plan are summarized on pages 21-30 of the proxy statement for the 2013 Annual Meeting, which description is incorporated herein by reference. Under the 2013 Stock Plan, the Company is authorized to issue up to 40,000,000 shares of Series A common stock pursuant to awards that may be granted to eligible employees and independent contractors. The 2013 Stock Plan provides for awards of nonqualified stock options, stock appreciation rights, restricted stock and performance restricted stock, restricted stock units and performance restricted stock units, other stock-based awards and cash-based awards. The 2013 Stock Plan will be administered by the Compensation Committee of our Board of Directors. We will not make new grants under our 2005 Stock Incentive Plan.
Item 5.07.    Submission of Matters to a Vote of Security Holders
The following are the results of the voting on the proposals submitted to stockholders at the 2013 Annual Meeting.
1.    Stockholders elected each of the Company's six nominees for director, three elected by the holders of shares of our Series A common stock and Series B common stock voting together as a single class, and three elected by the holders of shares of our Series A convertible preferred stock voting separately as a class, as set forth below:
Director Nominees Elected by Holders of Shares of Series A Common Stock and Series B Common Stock as Class II Directors
Name    Votes For    Votes Withheld    Broker Non-Votes
Paul A. Gould    123,281,502    61,379,015    10,578,384
John S. Hendricks    142,039,841    42,620,676    10,578,384
M. LaVoy Robison    176,772,590    7,887,927    10,578,384
Director Nominees Elected by Holders of Series A Convertible Preferred Stock
Name    Votes For    Votes Withheld    Broker Non-Votes
S. Decker Anstrom    71,107,312    0    0
Robert J. Miron    71,107,312    0    0
Steven A. Miron    71,107,312    0    0
2.    Stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2013, as set forth below:
Votes For    Votes Against    Abstentions
264,070,219    2,111,795    164,199
3.    Stockholders approved the 2013 Stock Plan, as set forth below:
Votes For    Votes Against    Abstentions    Broker Non-Votes
178,130,564    77,416,299    220,966    10,578,384
Item. 9.01.    Financial Statements and Exhibits
(d) Exhibits
Exhibit No.    Description
10.1    2013 Stock Plan
10.2    Form of Employee Stock Option Agreement (2013 Stock Plan)
10.3    Form of Employee Restricted Stock Unit (RSU) Agreement (2013 Stock Plan)
10.4    Form of Employee Performance Restricted Stock Unit (PRSU) Agreement (2013 Stock Plan)
10.5    Form of Employee Stock Appreciation Right (SAR) Agreement (2013 Stock Plan)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Discovery Communications, Inc.
Date: May 16, 2013    By:     /s/ Bruce L. Campbell
Bruce L. Campbell
Chief Development Officer and General Counsel

EXHIBIT INDEX
10.1    2013 Stock Plan
10.2    Form of Employee Stock Option Agreement (2013 Stock Plan)
10.3    Form of Employee Restricted Stock Unit (RSU) Agreement (2013 Stock Plan)
10.4    Form of Employee Performance Restricted Stock Unit (PRSU) Agreement (2013 Stock Plan)
10.5    Form of Employee Stock Appreciation Right (SAR) Agreement (2013 Stock Plan)